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                                                                    EXHIBIT 10.2

                          STRATEGIC ALLIANCE AGREEMENT
                                    BETWEEN
                       MONSANTO ENVIRO-CHEM SYSTEM, INC.
                                      AND
                  CRAWFORD EQUIPMENT & ENGINEERING CO., INC.



The following is a list of general terms, conditions, and understandings pursuant to which Monsanto Enviro-Chem Systems, Inc. (MEC) and Crawford Equipment & Engineering Co, Inc. (CEE) will work together to sell, design, build, and install VOC control equipment where it is mutually beneficial and advantageous to do so.

1. The intent of this agreement is to build and maintain a strong relationship between MEC and CEE.

It is MEC's goal to:

    A. Minimize engineering and fabrication costs through the utilization of CEE's optimized engineering and/or fabrication techniques, where appropriate.

    B.  Offer CEE products and technologies to its customers under the MEC name.

It is CEE's goal to:

    A.  Be the supplier of CEE VOC systems to MEC customers and utilize

    MEC's sales network to increase sales of these systems.

    B. Become the fabricator of MEC DynaCycle Skidded Systems and other equipment and systems as deemed appropriate by both parties.

In general terms, MEC and CEE agree to cooperate and promote:

    A.  New and expanded market penetration.

    B.  Competitive pricing

    C.  Better engineering designs, and
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      D.   Technology improvements

The spirit of this alliance is to be an open, communicating, professional partnership designed to promote mutual growth, success, and profitability.

2.   Products covered by this agreement shall include the following:

     A.    CEE Recuperative Thermal Oxidation Systems

     B.    CEE Thermal Oxidation Systems

     C.    CEE Fabricated Products (ducting, valves stacks, miscellaneous steel)

     D.    MEC Regenerative Catalytic Oxidation Systems (DynaCycle)

3. This Agreement is in place for both the domestic (U.S.) markets and Ex-U.S. markets.

4. This Agreement will be considered a non-exclusive agreement by both parties, however, it is further agreed that only CEE Thermal and Recuperative Thermal Oxidizers will be marketed by MEC, in conjunction with MEC's other products.

5.   Under this Agreement:

     A. MEC will be the sales channel for all CEE Recuperative Thermal Oxidizers and Thermal Oxidizers in the United States and Ex-United States Markets, with the following exception:

           1.    Sales to Zoltek

           2. Sales in the state of Texas, which will be handled by CEE's existing independent Sales Representative.

As such, MEC will use its best efforts to market and sell these CEE systems.

     B.    To support Section A, above, CEE will:

           1.    Provide proposal preparation support and calculations.

           2. Supply equipment to meet conditions supplied by MEC. CEE will provide these systems at original equipment manufacturer (OEM) pricing

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            levels. OEM pricing level is defined as manufacturer's normal list price less 15%.

      C. MEC and CEE will jointly develop DynaCycle skid-mounted systems utilizing process (catalyst) technology, engineering design and direction from MEC, and manufacturing technology from CEE. Furthermore CEE will fabricate systems as deemed appropriate by MEC. Finally, CEE will act in a capacity of Project Managers to include system start-up for all CEE designed and fabricated Thermal and Reouperative Oxidizers.

6. CEE agrees MEC is not responsible to pay any Sales Representative commissions or other fees normally paid by CEE. MEC agrees CEE is not responsible to pay any Sales Representative commissions or other fees normally paid by MEC.

7. MEC and CEE agree that all technical and commercial information shared between MEC and CEE will be considered confidential. MEC's/CEE standard confidentiality agreement (copy attached) is hereby referenced and made an integral part of this agreement.

8. MEC's standard- and job-specific terms and conditions, Form (EC-187 and exhibit EC 187-1) are hereby referenced and made an integral part of all MEC/CEE purchases and sales under this agreement.

9. The following payment terms will apply to any MEC or CEE purchase orders under this agreement

      A.    Terms of payment:

            For purchase orders under $75,000, payment shall be

                   25% with purchase order
                   25% upon Approval of Submittals
                   45% upon Shipping Notification


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            5% upon Start-up or thirty (30) Days from shipment whichever comes first.

     Purchase orders and subcontracts greater than $76,000 in value shall contain a negotiated, mutually agreeable payment schedule on a progress/milestone basis.

     B.    Domestic Shipping terms:

           Purchase orders shall be written ex-works with optional quotation for freight to designated job site.

     C.    International Shipping terms:

           Purchase order shall be written ex-works with optional quotation for FAS for designated US Port.

10. This agreement shall be in effect for a period of three (3) years beginning with the date of the agreement and shall be renewed, unless canceled in writing by a duly authorized representative of either company. Either party may cancel this agreement for cause of convenience with sixty (60) day advance written notice. However, any and all outstanding obligations that exist between MEC and CEE at the time termination shall continue until satisfied or fulfilled.

CRAWFORD EQUIPMENT AND                               MONSANTO ENVIRO-CHEM
ENGINEERING CO., INC.                                SYSTEMS, INC.

/s/ illegible signature                              /s/ illegible signature
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TITLE  C.O.O.                                        TITLE  BUSINESS MANAGER
     --------------------                                 -------------------

DATE 2/13/98                                         DATE 2/13/98
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